UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): April 4, 2007

                                DUNE ENERGY, INC.
                                -----------------
             (Exact Name of Registrant as Specified in its Charter)

Delaware                             0-27897                        95-4737507
--------                             -------                        ----------
State of                            Commission                      IRS Employer
Incorporation                       File Number                     I.D. Number

              3050 Post Oak Blvd., Suite 695, Houston, Texas 77056
              ----------------------------------------------------
                     Address of principal executive offices

                  Registrant's telephone number: (713) 888-0895


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

      On April 4, 2007, the employment agreement for our Chief Financial Officer, Hugh Idstein, expired by its terms. No new agreement was entered into and as a result, Mr. Idstein is no longer employed by us. Our board of directors is actively seeking to hire a new chief financial officer.

                                   SIGNATURES
                                   ----------

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 9, 2007                          DUNE ENERGY, INC.


                                              By: /s/ Alan Gaines
                                                  ------------------------------
                                                  Name:  Alan Gaines
                                                  Title: Chief Executive Officer